SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934



Date of Report (Date of earliest event reported): March 14, 2006



SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado              001-13458              84-0920811
(State or other     (Commission           (I.R.S. Employer
 jurisdiction of      File Number)          Identification No.)
 incorporation)

4880 Havana Street, Denver, CO             80239

(Address of principal executive offices) (Zip Code)

Registrant's telephone number: (303) 373-4860

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]	Written communications pursuant to Rule 425 under the
Securities Act (17 	CFR 230.425)
[  ]	Soliciting material pursuant to Rule 14a-12 under the
Exchange Act (17 CFR 	240.14a-12)
[  ]	Pre-commencement communications pursuant to Rule 14d-2(b)
under the 	Exchange Act (17 CFR 240.14d-2(b))
[  ]	Pre-commencement communications pursuant to Rule 13e-4(c)
under the 	Exchange Act (17 CFR 240.13e-4(c))



Item 2.02	Results of Operations and Financial Condition.

	On March 15, 2006, Scott's Liquid Gold-Inc. announced a correction of its press release of March 14, 2006 on operating results for the quarter and year ended December 31, 2005. In the March 14, 2006 press release, in the financial table under "Year ended December 31," the year over the left column should read "2005" and the year over the right column should read "2004".
The corrected press release is attached as Exhibit 99.



Item 9.01	Financial Statements and Exhibits.

	Exhibits.

	The following exhibit accompanies this Report:

      Exhibit No.        Document
          99             Press Release dated March 15, 2006
                         stating a correction and replacement
                         of a press release concerning results
                         of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SCOTT'S LIQUID GOLD-INC.
                                       (Registrant)

Date: March 15, 2006                   /s/ Jeffry B. Johnson
                                       -----------------------------
                                       By: Jeffry B. Johnson
                                       Chief Financial Officer and
                                        Treasurer


EXHIBIT INDEX

      Exhibit No.        Document
          99             Press Release dated March 15, 2006
                         stating a correction and replacement
                         of a press release concerning results
                         of operations.